Common Stock Warrants	12 Months Ended
Dec. 31, 2019
Common Stock Warrants [Abstract]
Common Stock Warrants

NOTE 17 – COMMON STOCK WARRANTS

Series B Preferred Stock – Warrants:

For each share of Series B Preferred Stock issued by the Company in the 2014 Private Placement, the Company also issued, at no additional charge, a Warrant to purchase shares of common stock of the Company.  (Warrants to purchase an aggregate of 1,152,125 shares of common stock (or 209,477 shares on a post-reverse-split basis) were issued by the Company to the purchasers of the 480,000 shares of Series B Preferred Stock sold in the Private Placement.  The Warrants were exercisable for a period of approximately five (5) years expiring on July 15, 2019, at an exercise price of $10.18 (on a post-reverse-split basis) per share of common stock.  As of December 31, 2019, there were no outstanding warrants as all of the unexercised warrants expired on July 15, 2019.